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                                                                    EXHIBIT 99.2


                     IRREVOCABLE PROXY AND OPTION AGREEMENT

                 Each undersigned stockholder of THE CERPLEX GROUP, INC., a Delaware corporation (the "Company"), hereby irrevocably appoints Larry McTavish and Richard H. Stowe, and each of them, or any other designee of AURORA ELECTRONICS, INC., a Delaware corporation ("Parent"), the attorneys-in-fact and proxies of such stockholder, each with full power of substitution:

                 (a) to attend any meeting (whether annual or special or both) of the stockholders of the Company, including any adjournment or postponement thereof, on behalf of such stockholder, and at such meeting, with respect to all shares of common and preferred stock of the Company owned by such stockholder on the date hereof or acquired hereafter that are entitled to vote at such meeting or over which such stockholder has voting power (with the exception of Whitman Partners, L.P. ("Whitman Partners") who makes such agreement with respect to 2,478,773 shares of the Company's Common Stock, $.001 par value ("Company Common Stock") held by such stockholder (hereinafter, the "Whitman Shares")) and any and all other shares of common or preferred stock of the Company or other securities issued on or after the date hereof in respect of any such shares, including, without limitation, the shares of Company Common Stock indicated following such stockholder's signature at the end of this proxy and option:

                          (i) to vote in favor of the Merger (as such term is defined in the Agreement and Plan of Merger (the "Merger Agreement") among the Company, Parent and Holly Acquisition Corp. ("Sub") dated as of the date hereof) as set forth in the Merger Agreement or on substantially the same terms, and otherwise to act with respect to such shares as each such attorney and proxy or his substitute shall deem necessary or appropriate for such purpose; and

                          (ii) to vote and otherwise act with respect to such shares in such a manner as each such attorney and proxy or his substitute shall deem proper, with respect to (x) proposals or offers (other than the Merger) relating to (1) any proposed sale, lease or other disposition of all or a substantial amount of the assets of the Company or any of its subsidiaries (as defined in the Merger Agreement), (2) any proposed merger, consolidation or other combination of the Company or any of its subsidiaries with any other entity, (3) any sale, lease or other disposition of the shares of any subsidiary of the Company or (4) any other proposed action of the Company or any of its subsidiaries requiring stockholder approval that would conflict with or violate the Company's representations, covenants or obligations under the Merger Agreement, adversely affect the Company's ability to consummate the transactions contemplated thereby or otherwise impede, interfere with or discourage the Merger (each of the actions described in (1) - (4) above, an "Acquisition Proposal"), and (y) any procedural matters presented at any such meeting at which any action is scheduled to be taken with respect to the Merger or any Acquisition Proposal;
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                 (b)      to execute and deliver one or more consents in
         writing (pursuant to Section 228 of the General Corporation Law of the State of Delaware (the "GCL")) in lieu of such meeting or adjournment thereof;

                 (c) if no meeting of stockholders is scheduled in accordance with the Merger Agreement, or any such meeting is canceled or adjourned, and no action is taken by written consent in lieu thereof, to call a special stockholders meeting of the Company or to act by written consent for the purpose of (i) approving the Merger or any action with respect thereto, (ii) taking action with respect to any Acquisition Proposal or (iii) replacing any or all members of the Board of Directors of the Company with such persons as may be designated by such attorneys and proxies or their substitutes to the extent permitted under the GCL and the Certificate of Incorporation of the Company; and

                 (d) to waive for the term of this proxy and option any and all rights of such stockholder to exercise any rights as an objecting stockholder under Section 262 of the GCL, subject to the right to receive the consideration as specifically provided in the Merger Agreement.

                 Each undersigned stockholder hereby grants Parent the irrevocable right and option (the "Option") to purchase all shares of Company Common Stock (or, in the case of Whitman Partners, any of the Whitman Shares) and warrants to purchase such shares, owned by such stockholder on the date hereof or acquired hereafter (and any and all other shares of Company Common Stock or other securities issued on or after the date hereof in respect of any such shares or warrants or in respect of any options to purchase shares of Company Common Stock), for the same consideration as such stockholder would receive in the Merger pursuant to the Merger Agreement. The Option may be exercised in whole as to all the undersigned stockholders, but not in part as to any or all of such stockholders, at any time after the expiration of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and after the earlier to occur of (a) the date the Board of Directors of the Company votes not to approve the Merger or the Merger Agreement, or otherwise withdraws or modifies its recommendation of the Merger and the Merger Agreement or recommends or accepts any other Acquisition Proposal, (b) the date the Merger Agreement terminates, other than as a result of a breach by either of Parent or Sub of any of the representations or warranties made by it or any of its obligations thereunder, and (c) the date the proxy contained herein is determined by any court to be invalid or unenforceable.

                 Each undersigned stockholder agrees (a) (i) to take all action necessary to call, or cause the Company to call, a meeting of the stockholders of the Company, to be held no later than twenty-one business days after the date on which the Registration Statement on Form S-4 with respect to the shares of Parent Common Stock to be issued in the Merger is declared effective, for the purpose of approving the Merger and shall use its best efforts to cause such meeting to be held on its scheduled date, or (ii) to take such action by written consent in lieu thereof as is necessary to effect such approval; (b) not to deposit any of its shares of Company Common Stock (or, in the case of Whitman Partners, any of the









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Whitman Shares) into a voting trust or enter into a voting agreement with respect to such shares; (c) not to sell, transfer or otherwise dispose of or pledge or otherwise encumber, any shares of Company Common Stock or options or warrants to purchase such shares owned by such stockholder (or, in the case of Whitman Partners, any of the Whitman Shares), unless the purchaser or transferee of such shares or rights agrees in writing (a copy of which shall be delivered by such stockholder to Parent) prior to such sale, transfer or disposition to be bound by and subject to the provisions contained in this proxy and option; and (d) not, in its capacity as stockholder, to solicit, initiate, encourage, endorse, support (including, by providing information) or participate in any discussions regarding, any Acquisition Proposal.

                 Each undersigned stockholder affirms that this proxy and option is issued in connection with the Merger Agreement to facilitate the transactions contemplated thereunder and in consideration of Parent entering into the Merger Agreement and as such is coupled with an interest and is irrevocable. This proxy and option will terminate upon the earlier to occur of
(a) the closing of the transactions described in the Merger Agreement and (b) the termination of the Merger Agreement in accordance with its terms. For purposes of this proxy and option, any notice of any stockholders' meeting and any written consent shall be deemed delivered to such attorneys and proxies and their substitutes when delivered to Parent in accordance with the Merger Agreement, and any written consent shall be deemed delivered to the Company when delivered to it in accordance with the Merger Agreement.

                 By execution and delivery of this proxy and option to the designees of Parent, each undersigned stockholder confirms that such stockholder has received a copy of a substantially final form of the Merger Agreement, and that all other information deemed necessary by such stockholder concerning the Merger, the Merger Agreement and the transactions contemplated thereunder or any other matters considered by such stockholder to be relevant to the its decision to execute this proxy and option has been made available to such stockholder.

                 All authority herein conferred or agreed to be conferred shall survive the death, dissolution, liquidation or incapacity of any undersigned stockholder and any obligation of any undersigned stockholder hereunder shall be binding upon the heirs, personal representatives, successors and assigns of such undersigned stockholder. This proxy and option revokes any and all other proxies and options heretofore granted by each and any undersigned stockholder to vote or otherwise to act with respect to any of the shares to which this proxy and option relates. No undersigned stockholder will give any subsequent proxy or option (and such proxy or option if given will be deemed not to be effective) with respect to such shares that purports to grant authority within the scope of the authority hereby conferred, except on the express condition that such proxy or option shall not be effective unless and until this proxy and option shall have terminated in accordance with its terms. This proxy shall be governed by the internal laws of the State of Delaware.

                 Each undersigned stockholder acknowledges that money damages would be both incalculable and an insufficient remedy for any breach of this proxy and option by it, and that any such breach would cause Parent and Sub irreparable harm. Accordingly, each undersigned stockholder agrees that in the event of any breach or threatened breach of this





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proxy and option, Parent, in addition to any other remedies at law or in equity it may have, shall be entitled, without the requirement of posting a bond or other security, to equitable relief, including injunctive relief and specific performance.

                 The invalidity or unenforceability of any provision of this proxy and option in any jurisdiction shall not affect the validity or enforceability of any other provision of this proxy and option in such jurisdiction, or the validity or enforceability of any provision of this proxy and option in any other jurisdiction.

                 Each undersigned stockholder represents and warrants that, as of the date hereof, such stockholder owns or possesses voting power with respect to the number of shares of Company Common Stock set forth following such stockholder's name below. Each undersigned stockholder (with the exception of Whitman Partners) represents and warrants that, as of the date hereof, such stockholder owns the number of shares of Company Common Stock, options to purchase shares of Company Common Stock and warrants to purchase of Company Common Stock set forth following such stockholder's name below. Whitman Partners represents and warrants that, as of the date hereof, such stockholder owns not less than 2,478,773 shares of Company Common Stock.





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                 For the convenience of the parties, this proxy and option
agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


Dated:  January 30, 1998

                                   ____________________________________________
                                   WILLIAM A. KLEIN

                                   [4,710,383 shares of Company Common Stock]


                                   KLEIN INVESTMENTS FAMILY LIMITED PARTNERSHIP


                                   By:    _____________________________________
                                   Name:  _____________________________________
                                   Title: _____________________________________


                                   [2,442,599 shares of Company Common Stock]


                                   THE KLEIN FOUNDATION


                                   By:    _____________________________________
                                   Name:  _____________________________________
                                   Title: _____________________________________


                                   [180,000 shares of Company Common Stock]


                                   KLEIN 1994 CHARITABLE REMAINDER TRUST


                                   By:    ______________________________________
                                          William A. Klein, Trustee

                                   [1,271,299 shares of Company Common Stock]

                                   ____________________________________________
                                   RICHARD C. DAVIS

                                   [845,871 shares of Company Common Stock]

                                   SPROUT GROWTH II, L.P.

                                   By: DLJ Capital Corporation, Managing
                                       General Partner

                                      By: _____________________________________
                                          Robert Finzi, Attorney-in-Fact

                                   [8,410,398 shares of Company Common Stock]


                                   DLJ CAPITAL CORPORATION


                                   By:  _______________________________________
                                        Robert Finzi, Attorney-in-Fact

                                   [856,268 shares of Company Common Stock]



                                   ____________________________________________
                                   ROBERT FINZI

                                   [3,500 shares of Company Common Stock]



                                   ____________________________________________
                                   MYRON KUNIN

                                   [952,642 shares of Company Common Stock]



                                   ____________________________________________
                                   JEROME JACOBSON


                                   [17,605 shares of Company Common Stock]






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                               WHITMAN PARTNERS L.P.

                               By:   Whitman Capital, Inc., its general partner


                                     By:    ___________________________________
                                            Douglas Whitman


                                     Title: ___________________________________


                               [2,478,773 shares of Company Common Stock]


Accepted and Agreed to
as of the date noted above:

AURORA ELECTRONICS, INC.



By_______________________________
  Name:
  Title: